EXHIBIT 99.2

Equity One, Inc. Supplemental Information Package

June 30, 2006

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
June 30, 2006
(unaudited)

TABLE OF CONTENTS
Page

DISCLOSURES	3

FINANCIAL HIGHLIGHTS - OPERATING RATIOS	4

FINANCIAL HIGHLIGHTS - DEBT RATIOS - QUARTERLY BREAKOUT	5

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)	6

NET OPERATING INCOME	7

MARKET CAPITALIZATION - QUARTERLY BREAKOUT	8

CONSOLIDATED STATEMENTS OF OPERATIONS	9

CONSOLIDATED STATEMENTS OF OPERATIONS - QUARTERLY BREAKOUT	10

PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS	11

UNCONSOLIDATED STATEMENTS OF OPERATIONS	13

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS	14

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS - QUARTERLY BREAKOUT	15

CONSOLIDATED STATEMENTS OF FUNDS AVAILABLE FOR DISTRIBUTION	16

CONSOLIDATED STATEMENTS OF FUNDS AVAILABLE FOR DISTRIBUTION - QUARTERLY BREAKOUT	17

CONSOLIDATED BALANCE SHEETS	18

UNCONSOLIDATED BALANCE SHEET	19

CONSOLIDATED DEBT SUMMARY	20

UNCONSOLIDATED DEBT SUMMARY	25

PROPERTY STATUS REPORT	26

ANNUAL MINIMUM RENT BY STATE	36

LEASING ACTIVITY AND OCCUPANCY STATISTICS	37

TENANT CONCENTRATION SCHEDULES	40

SHOPPING CENTER LEASE EXPIRATION SCHEDULES	42

REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS	45

REAL ESTATE ACQUISITIONS AND DISPOSITIONS	46

ANALYST COVERAGE	47

EQUITY ONE, INC. AND SUBSIDIARIES
DISCLOSURES
As of June 30, 2006

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company 's Form 10-K for the year ended December 31, 2005 and Form 10-Q for the period ended June 30, 2006 should be read in conjunction with the above information. The results of operations of any property acquired are included in our financial statements since the date of its acquisition.

Use of EBITDA as a Non-GAAP Financial Measure
EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impariment of real estate. Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure
We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, "Historical cost accounting for real estate assets implicity assumes that the value of real estate assets diminishes predictably over time.Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves." FFO, as defined by NAREIT, is "net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis."

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure. Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs. FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cashflow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS - OPERATING RATIOS
As of June 30, 2006
(in thousands, except per share data)

	______________________		______________________		For the
	For the three months ended		For the six months ended		year ended
	Jun 30, 2006	Jun 30, 2005	Jun 30, 2006	Jun 30, 2005	Dec 31, 2005
Selected Operating Items:
Total rental revenue*	$60,656	$65,018	$127,653	$127,759	$255,248
Property operating expenses*	17,212	15,965	35,000	31,806	67,394
General & administrative expenses (G&A)*	4,665	4,370	9,281	8,710	17,281

Net income	$111,347	$25,143	$133,712	$46,933	$93,056
Net income per diluted share	1.49	0.34	1.77	0.63	1.24

Income from continuing operations	$105,476	$20,714	$126,939	$40,115	$79,222
Income from continuing operations per diluted share	1.41	0.28	1.68	0.54	1.06

Funds from operations (FFO)	$30,766	$32,351	$64,706	$63,000	$124,836
FFO per diluted share	0.41	0.43	0.86	0.85	1.67

Funds available for distribution before debt payments (FAD)	$26,947	$26,855	$55,309	$53,745	$104,251
FAD per diluted share	0.36	0.36	0.73	0.72	1.39

Total dividends paid per share (1)	$1.30	$0.29	$1.60	$0.58	$1.17

Operating Ratios:
Net operating income margin (see page 7)*	71.4%	75.4%	72.6%	75.1%	73.6%
Expense recovery ratio (expense recoveries/operating expenses)*	80.7%	86.3%	83.3%	84.2%	81.6%

Consolidated EBITDA margin (see page 6)*	63.1%	69.4%	65.7%	68.9%	67.9%
Consolidated EBITDA to interest coverage ratio*	3.2	3.5	3.3	3.5	3.4

G&A as % of total revenues*	7.0%	6.6%	6.7%	6.7%	6.6%
G&A as % of total assets (annualized)	0.95%	0.87%	0.95%	0.86%	0.84%

Dividend / FFO payout ratio (1)	73.2%	67.4%	69.8%	68.2%	70.1%
FFO multiple (annualized if < 12 months)	12.7	13.2	12.2	13.4	13.8

Dividend / FAD payout ratio (1)	83.3%	80.6%	82.2%	80.6%	84.2%
FAD multiple (annualized if < 12 months)	14.5	15.8	14.3	15.8	16.6

* The indicated line item includes amounts reported in discontinued operations (except for any gain on the disposal of income producing property).

(1) Dividend amounts include a $1.00 per share special dividend paid on June 30, 2006. Payout ratios exclude the $1.00 per share special dividend.

EQUITY ONE, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS - DEBT RATIOS - QUARTERLY BREAKOUT
As of June 30, 2006
(in thousands, except per share data)
As of
	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005
	___________	___________	___________	___________	___________	___________
Fixed rate debt	$811,699	$928,108	$816,925	$819,564	$704,203	$738,817
Fixed rate debt - swapped to variable rate	93,999	94,052	95,404	95,514	97,310	95,165
Variable rate debt - unhedged	47,000	115,000	93,165	39,000	184,161	144,763
Total debt*	$952,698	$1,137,160	$1,005,494	$954,078	$985,674	$978,745

% Fixed rate debt	85.20%	81.62%	81.25%	85.90%	71.44%	75.49%
% Fixed rate debt - swapped to variable rate	9.87%	8.27%	9.49%	10.01%	9.87%	9.72%
% Variable rate debt - unhedged	4.93%	10.11%	9.26%	4.09%	18.68%	14.79%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

% Variable rate debt - total	14.80%	18.38%	18.75%	14.10%	28.56%	24.51%

Secured mortgage debt	$366,699	$433,108	$446,925	$449,546	$454,203	$488,817
Unsecured debt	585,999	704,052	558,569	504,532	531,471	489,928
Total debt*	$952,698	$1,137,160	$1,005,494	$954,078	$985,674	$978,745

% Secured mortgage debt	38.49%	38.09%	44.45%	47.12%	46.08%	49.94%
% Unsecured debt	61.51%	61.91%	55.55%	52.88%	53.92%	50.06%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Total market capitalization (from page 8)	$2,449,256	$3,005,198	$2,757,987	$2,707,115	$2,690,123	$2,515,416

% Secured mortgage debt	14.97%	14.41%	16.20%	16.61%	16.88%	19.43%
% Unsecured debt	23.93%	23.43%	20.25%	18.64%	19.76%	19.48%
Total debt : Total market capitalization	38.90%	37.84%	36.45%	35.24%	36.64%	38.91%

Weighted-average interest rate on secured mortgage debt	7.30%	7.30%	7.19%	7.24%	7.24%	7.26%
Weighted-average interest rate on senior unsecured notes**	5.49%	5.49%	5.20%	5.42%	5.08%	5.10%
Weighted-average interest rate on revolving credit facilities	5.69%	5.14%	4.68%	4.15%	3.69%	3.19%

Weighted-average maturity on mortgage debt	5.4 years	4.8 years	5.2 years	5.6 years	5.8 years	5.6 years
Weighted-average maturity on senior unsecured notes	5.9 years	5.6 years	4.6 years	4.8 years	3.3 years	3.5 years

* excluding unamortized premium/discount
** excluding the effect of interest rate swaps

EQUITY ONE, INC. AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the quarter ended June 30, 2006
(in thousands, except per share data)

					For the
	For the three months ended		For the six months ended		year ended
	Jun 30, 2006	Jun 30, 2005	Jun 30, 2006	Jun 30, 2005	Dec 31, 2005
	___________	___________	___________	___________	___________
Net income	$111,347	$25,143	$133,712	$46,933	$92,741
Rental property depreciation and amortization*	11,493	10,938	23,532	21,384	43,445
Other depreciation and amortization	178	150	342	255	577
Interest expense*	13,177	13,084	27,981	25,281	51,983
Amortization of deferred financing fees*	376	370	731	749	1,512
Minority interest*	122	46	150	96	188
Gain on disposal of income producing property	(92,704)	(3,757)	(93,196)	(5,372)	(11,460)
Equity in income of unconsolidated joint ventures	(1,655)	-	(1,655)	-	-
Consolidated EBITDA*	$42,334	$45,974	$91,597	$89,326	$178,986

Consolidated Interest expense*	$13,177	$13,084	$27,981	$25,281	$51,983

Consolidated EBITDA : interest coverage ratio*	3.2	3.5	3.3	3.5	3.4

Revenue
Total rental revenue*	$60,656	$65,018	$127,653	$127,759	$255,248
Investment income	1,113	1,215	5,765	1,924	7,941
Sale of non depreciable real estate	5,284	-	5,598	-	-
Other income	39	-	389	-	306
Total revenue*	$67,092	$66,233	$139,405	$129,683	$263,495

Consolidated EBITDA margin (EBITDA/total revenue)*	63.1%	69.4%	65.7%	68.9%	67.9%

Consolidated EBITDA*	$42,334	$45,974	$91,597	$89,326	$178,986
Unconsolidated venture EBITDA (pro-rata share)	2,838	-	2,838	-	-
Total EBITDA	$45,172	$45,974	$94,435	$89,326	$178,986

Total market capitalization (see page 8)	$2,449,256	$2,690,123	$2,449,256	$2,690,123	$2,757,987
Total market capitalization to Total EBITDA multiple*	13.6	14.6	13.0	15.1	15.4

* The indicated line item includes amounts reported in discontinued operations (except for any gain on the disposal of income producing property).

EQUITY ONE, INC. AND SUBSIDIARIES
NET OPERATING INCOME
For the quarter ended June 30, 2006
(in thousands, except per share data)

	For the three months ended		Percent	For the six months ended		Percent
	Jun 30, 2006	Jun 30, 2005	Change	Jun 30, 2006	Jun 30, 2005	Change

Consolidated net operating income (1)
Total rental revenue	$60,215	$64,890	(7.2%)	$127,057	$127,568	(0.4%)
Property operating expenses (2)	17,212	15,985	7.8%	35,000	31,806	10.0%
Consolidated net operating income	$43,003	$48,925	(12.1%)	$92,057	$95,761	(3.9%)

Consolidated NOI margin (NOI/total rental revenue)	71.4%	75.4%		72.5%	75.1%

Consolidated net operating income	$43,003	$48,925	(12.1%)	$92,057	$95,761	(3.9%)
Unconsolidated net operating income (pro-rata share)	1,100	-	N/A	1,100	-	N/A
Total net operating income	$44,103	$48,925	(9.9%)	$93,157	$95,761	(2.7%)

Same property NOI (consolidated) (3)
Total rental revenue	$50,364	$47,787	5.4%	$100,527	$95,200	5.6%
Property operating expenses	14,341	12,832	11.8%	28,327	25,157	12.6%
Net operating income	$36,023	$35,955	3.1%	$72,200	$70,043	3.1%

Growth in same property NOI	3.1%			3.1%

Number of properties included in analysis	138			138
Same property occupancy (consolidated)	95.0%	94.8%		95.0%	94.8%

(1) Amounts included in discontinued operations have been included for purposes of this presentation of net operating income.
(2) Net of intercompany expenses.
(3) Excludes the effects of straight line rent, and prior year expense recoveries and adjustments, if any.

EQUITY ONE, INC. AND SUBSIDIARIES
MARKET CAPITALIZATION - QUARTERLY BREAKOUT
As of June 30, 2006
(in thousands, except per share data)

	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005

Closing market price of common stock	$20.90	$24.56	$23.12	$23.25	$22.70	$20.59
Dividend yield (based on current annualized dividend) (1)	5.74%	4.89%	5.19%	4.99%	5.11%	5.63%
Dividends paid per share (1)	$1.30	$0.30	$0.30	$0.29	$0.29	$0.29

Net book value per share (fully diluted, end of period)	$12.75	$12.84	$12.83	$12.83	$12.73	$12.64

Liquidity
Cash and cash equivalents (includes cash held in escrow)	$47,884	$2,216	$102	$3,308	$-	$-
Revolving credit facilities
Gross potential available under current credit facilities	280,000	280,000	$345,000	345,000	345,000	345,000
less: Outstanding balance	(47,000)	(115,000)	(93,165)	(39,000)	(179,387)	(144,763)
Holdback for letters of credit	(5,896)	(1,371)	(1,283)	(1,283)	(1,283)	(1,289)
Net potential available under credit facilities	$227,104	$163,629	$250,552	$304,717	$164,330	$198,948

Equity market capitalization (end of period)
Common stock shares (in thousands)
Basic common shares	73,235.641	75,360.212	74,891.792	74,522.955	74,029.497	73,561.218
Diluted common shares
Unvested restricted common shares	401.834	391.214	517.637	525.954	582.787	576.122
Walden Woods shares	93.656	93.656	93.656	93.656	93.656	93.656
Common stock options (treasury method, closing price)	165.612	305.327	301.217	399.136	379.914	400.907
Fully diluted common shares	73,896.743	76,150.409	75,804.302	75,541.701	75,085.854	74,631.903

Total debt (excluding unamortized premium/discount)	$952,698	$1,137,160	$1,005,494	$954,078	$985,674	$978,745
Cash and cash equivalents (includes cash held in escrow)	(47,884)	(2,216)	(102)	(3,308)	-	-
Net debt	904,814	1,134,944	1,005,392	950,770	985,674	978,745
Equity market capitalization (fully diluted, end of period)	1,544,442	1,870,254	1,752,595	1,756,345	1,704,449	1,536,671
Total market capitalization	$2,449,256	$3,005,198	$2,757,987	$2,707,115	$2,690,123	$2,515,416

Net debt to total market capitalization	36.9%	37.8%	36.5%	35.1%	36.6%	38.9%

Gross real estate and securities investments	$1,961,722	$2,222,135	$2,088,063	$2,028,990	$2,044,787	$2,016,111

Net debt to gross real estate and securities investments	46.1%	51.1%	48.1%	46.9%	48.2%	48.5%

(1) Dividend amount includes a $1.00 special dividend paid on June 30, 2006. Dividend yield excludes the special dividend.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
For the quarter ended June 30, 2006
(in thousands, except per share data)

	For the three months ended		Percent	For the six months ended		Percent
	Jun 30, 2006	Jun 30, 2005	Change	Jun 30, 2006	Jun 30, 2005	Change

Revenue:
Minimum rents	$45,317	$47,197		$94,800	$93,999
Expense recoveries	13,859	13,613		29,025	26,270
Lease termination fees	537	2,649		829	3,117
Percentage rent	190	334		1,480	1,463
Property management and leasing services	441	128		596	192
Total revenue	60,344	63,921	-5.6%	126,730	125,041	1.4%

Costs and expenses:
Property operating	17,166	15,744		34,908	31,110
Lease termination	598	-		953	-
Propertty management and leasing services	486	74		563	96
Rental property depreciation and amortization	11,474	10,785		23,444	21,026
General and administrative	4,665	4,370		9,281	8,710
Total costs and expenses	34,389	30,973	11.0%	69,149	60,942	13.5%

Income before other income and expenses, minority interest and discontinued operations	25,955	32,948		57,581	64,099
Other income and expenses:
Interest expense	(13,177)	(13,033)		(27,981)	(25,063)
Amortization of deferred financing fees	(376)	(370)		(731)	(749)
Investment income	1,113	1,215		5,765	1,924
Equity in income from unconsolidated joint ventures	1,655	-		1,655	-
Gain on sale of real estate	92,367	-		92,681	-
Loss on extinguishment of debt	(1,978)	-		(2,270)	-
Other income	39	-		389	-
Income before minority interest and discontinued operations	105,598	20,760		127,089	40,211
Minority interest	(122)	(46)		(150)	(96)
Income from continuing operations	105,476	20,714	409.2%	126,939	40,115	216.4%

Discontinued operations:
Operations of income producing properties sold or held for sale	247	672		657	1,446
Gain on disposal of income producing properties	5,624	3,757		6,116	5,372
Income from discontinued operations	5,871	4,429		6,773	6,818

Net income	$111,347	$25,143	342.9%	$133,712	$46,933	184.9%

Basic earnings per share
Income from continuing operations	$1.42	$0.28	407.1%	$1.70	$0.55	209.1%
Income from discontinued operations	0.08	0.06		0.09	0.09
Net income	$1.50	$0.34	341.2%	$1.79	$0.64	179.7%

Diluted earnings per share
Income from continuing operations	$1.41	$0.28	403.6%	$1.68	$0.54	211.1%
Income from discontinued operations	0.08	0.06		0.09	0.09
Net income	$1.49	$0.34	338.2%	$1.77	$0.63	181.0%

Weighted average shares outstanding
Basic	74,359	73,636		74,753	73,341
Diluted	75,071	74,656		75,488	74,377

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS - QUARTERLY BREAKOUT
For the quarter ended June 30, 2006
(in thousands, except per share data)
For the three months ended
	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005
	___________	____________	___________	___________	___________	____________
Revenue:
Minimum rents	$45,317	$49,483	$48,113	$47,611	$47,197	$46,802
Expense recoveries	13,859	15,166	15,379	12,749	13,613	12,657
Lease termination fees	537	292	925	836	2,649	468
Percentage rent	190	1,290	175	109	334	1,129
Property management and leasing services	441	155	182	133	128	64
Total revenue	60,344	66,386	64,774	61,438	63,921	61,120

Costs and expenses:
Property operating	17,166	17,742	19,194	16,102	15,744	15,366
Lease termination	598	355	-	-	-	-
Property management and leasing services	486	77	91	42	74	22
Rental property depreciation and amortization	11,474	11,970	11,068	10,827	10,785	10,241
General and administrative	4,665	4,616	4,339	4,232	4,370	4,340
Total costs and expenses	34,389	34,760	34,692	31,203	30,973	29,969

Income before other income and expenses, minority interest and discontinued operations	25,955	31,626	30,082	30,235	32,948	31,151
Other income and expenses:
Interest expense	(13,177)	(14,804)	(12,813)	(13,874)	(13,033)	(12,030)
Amortization of deferred financing fees	(376)	(355)	(391)	(372)	(370)	(379)
Investment income	1,113	4,652	424	5,593	1,215	709
Equity in income from unconsolidated joint venture	1,655	-	-	-	-	-
Gain on sale of real estate	92,367	314	-	-	-	-
Loss on extinguishment of debt	(1,978)	(292)	-	-	-	-
Other income	39	350	-	-	-	-
Income before minority interest and discontinued operations	105,598	21,491	17,302	21,582	20,760	19,451
Minority interest	(122)	(28)	(44)	(48)	(46)	(50)

Income from continuing operations	105,476	21,463	17,258	21,534	20,714	19,401

Discontinued operations:
Operations of income producing properties sold or held for sale	247	410	509	419	672	774
Gain on disposal of income producing properties	5,624	492	-	6,088	3,757	1,615
Income from discontinued operations	5,871	902	509	6,507	4,429	2,389

Net income	$111,347	$22,365	$17,767	$28,041	$25,143	$21,790

Basic earnings per share
Income from continuing operations	$1.42	$0.29	$0.23	$0.29	$0.28	$0.27
Income from discontinued operations	0.08	0.01	0.01	0.09	0.06	0.03
Net income	$1.50	$0.30	$0.24	$0.38	$0.34	$0.30

Diluted earnings per share
Income from continuing operations	$1.41	$0.28	$0.23	$0.29	$0.28	$0.26
Income from discontinued operations	0.08	0.01	0.01	0.08	0.06	0.03
Net income	$1.49	$0.29	$0.24	$0.37	$0.34	$0.29

Weighted average shares outstanding
Basic	74,359	75,151	74,574	74,087	73,636	73,043
Diluted	75,071	75,978	75,501	75,144	74,656	74,193

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended June 30, 2006
(in thousands, except per share data)

	For the three months ended					For the six months ended
	Jun 30, 2006					Jun 30, 2006
		Discontinued Operations					Discontinued Operations
	As Reported	Total	Held for Sale	Sold	Pre SFAS No. 144	As Reported	Total	Held for Sale	Sold	Pre SFAS No. 144

Revenue:
Minimum rents	$45,317	$287	$213	$74	$45,604	$94,800	$802	$425	$377	$95,602
Expense recoveries	13,859	25	5	20	13,884	29,025	121	9	112	29,146
Lease termination fees	537	-	-	-	537	829	-	-	-	829
Percentage rent	190	-	-	-	190	1,480	-	-	-	1,480
Property management and leasing services	441	-	-	-	441	596	-	-	-	596
Total revenue	60,344	312	218	94	60,656	126,730	923	434	489	127,653

Costs and expenses:
Property operating	17,166	46	5	41	17,212	34,908	92	9	83	35,000
Lease termination	598	-		-	598	953				953
Property management and leasing services	486	-		-	486	563				563
Rental property depreciation and amortization	11,474	19	-	19	11,493	23,444	88	-	88	23,532
General and administrative	4,665	-	-	-	4,665	9,281	-	-	-	9,281
Total costs and expenses	34,389	65	5	60	34,454	69,149	180	9	171	69,329

Income before other income and expenses, minority interest and discontinued operations	25,955	247	213	34	26,202	57,581	743	425	318	58,324
Other income and expenses:
Interest expense	(13,177)	-	-	-	(13,177)	(27,981)	-	-	-	(27,981)
Amortization of deferred financing fees	(376)	-	-	-	(376)	(731)	-	-	-	(731)
Investment income	1,113	-	-	-	1,113	5,765	-	-	-	5,765
Equity in income of unconsolidated joint venture	1,655			-	1,655	1,655				1,655
Gain on sale of real estate	92,367			-	92,367	92,681				92,681
Loss on extinguishment of debt	(1,978)	-	-	-	(1,978)	(2,270)	-	-	-	(2,270)
Other income	39	-	-	-	39	389	(86)	-	(86)	303
Income before minority interest and discontinued operations	105,598	247	213	34	105,845	127,089	657	425	232	127,746
Minority interest	(122)	-	-	-	(122)	(150)	-	-	-	(150)
Income from continuing operations	105,476	247	213	34	105,723	126,939	657	425	232	127,596

Discontinued operations:
Operations of income producing properties sold or held for sale	247	(247)	(213)	(34)	-	657	(657)	(425)	(232)	-
Gain on disposal of income producing properties	5,624	-	-	-	5,624	6,116	-	-	-	6,116
Income from discontinued operations	5,871	(247)	(213)	(34)	5,624	6,773	(657)	(425)	(232)	6,116

Net income	$111,347	$-	$-	$-	$111,347	$133,712	$-	$-	$-	$133,712

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended June 30, 2006
(in thousands, except per share data)

	For the three months ended					For the six months ended
	Jun 30, 2005					Jun 30, 2005
		Discontinued Operations					Discontinued Operations
	As Reported	Total	Held for Sale	Sold	Pre SFAS No. 144	As Reported	Total	Held for Sale	Sold	Pre SFAS No. 144

Revenue:
Minimum rents	$47,197	$863	$213	$650	$48,060	$93,999	$2,152	$425	$1,727	$96,151
Expense recoveries	13,613	171	5	166	13,784	26,270	499	10	489	26,769
Lease termination fees	2,649	63	-	63	2,712	3,117	63	-	63	3,180
Percentage rent	334	-	-	-	334	1,463	4	-	4	1,467
Property management and leasing services	128	-	-	-	128	192				192
Total revenue	63,921	1,097	218	879	65,018	125,041	2,718	435	2,283	127,759

Costs and expenses:
Property operating	15,744	221	5	216	15,965	31,110	696	10	686	31,806
Property management and leasing services	74	-	-	-	74	96	-	-	-	96
Rental property depreciation and amortization	10,785	153	-	153	10,938	21,026	358	-	358	21,384
General and administrative	4,370	-	-	-	4,370	8,710	-	-	-	8,710
Total costs and expenses	30,973	374	5	369	31,347	60,942	1,054	10	1,044	61,996

Income before other income and expenses, minority interest and discontinued operations	32,948	723	213	510	33,671	64,099	1,664	425	1,239	65,763
Other income and expenses:
Interest expense	(13,033)	(51)	-	(51)	(13,084)	(25,063)	(218)	-	(218)	(25,281)
Amortization of deferred financing fees	(370)	-	-	-	(370)	(749)	-	-	-	(749)
Investment income	1,215	-	-	-	1,215	1,924	-	-	-	1,924
Other income	-	-	-	-	-	-	-	-	-	-
Income before minority interest and discontinued operations	20,760	672	213	459	21,432	40,211	1,446	425	1,021	41,657
Minority interest	(46)	-	-	-	(46)	(96)	-	-	-	(96)

Income from continuing operations	20,714	672	213	459	21,386	40,115	1,446	425	1,021	41,561

Discontinued operations:
Operations of income producing properties sold or held for sale	672	(672)	(213)	(459)	-	1,446	(1,446)	(425)	(1,021)	-
Gain on disposal of income producing properties	3,757	-	-	-	3,757	5,372	-	-	-	5,372
Income from discontinued operations	4,429	(672)	(213)	(459)	3,757	6,818	(1,446)	(425)	(1,021)	5,372

Net income	$25,143	$-	$-	$-	$25,143	$46,933	$-	$-	$-	$46,933

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
UNCONSOLIDATED STATEMENTS OF OPERATIONS
For the quarter ended June 30, 2006
(in thousands, except per share data)

	For the three months ended
	Jun 30, 2006	Jun 30, 2005

Rental revenue:
Minimum rents	$5,995	$-
Expense recoveries	1,622	-
Lease termination revenue	28	-
Percentage rent	-	-
Total rental revenue	7,645	-

Costs and expenses:
Property operating	2,146	-
Rental property depreciation and amortization	3,328
Total costs and expenses	5,474	-

Income before other income and expenses, minority interest and discontinued operations	2,171	-
Other income and expenses:
Interest expense	(3,297)	-
Amortization of deferred financing fees	(87)	-
Investment income	74	-
Gain on sale of real estate	3,300 **
Income before minority interest and discontinued operations	2,161	-
Minority interest	-	-
Income from continuing operations	2,161	-

Discontinued operations:
Operations of income producing properties sold or held for sale	-	-
Gain (loss) on disposal of income producing properties	-	-
Income from discontinued operations	-	-

Net income	$2,161	$-

Note:	EQYInvest was formed on April 26, 2006, accordingly there is no activity prior to this time.

Parcel F LLC held a parcel of land that was sold in April 2006. The entity did not have any other operating activities.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the quarter ended June 30, 2006
(in thousands, except per share data)

	For the three months ended		For the six months ended		For the year ended
	Jun 30, 2006	Jun 30, 2005	Jun 30, 2006	Jun 30, 2005	Dec 31, 2005

Net income	$111,347	$25,143	$133,712	$46,933	$92,741
Adjustments:
Rental property depreciation and amortization,
including discontinued operations	11,493	10,938	23,532	21,384	43,445
Gain on disposal of depreciable real estate	(92,704)	(3,757)	(93,196)	(5,372)	(11,460)
Pro rata share of real estate depreciation from
unconsolidated joint venture	508	-	508	-	-
Minority interest	122	27	150	55	110
Funds from operations	$30,766	$32,351	$64,706	$63,000	$124,836
Increase	-4.9%		2.7%

Earnings per diluted share*	$1.49	$0.34	$1.77	$0.63	$1.24
Adjustments:
Rental property depreciation and amortization,
including discontinued operations	0.15	0.14	0.31	0.29	0.58
Gain on disposal of depreciable real estate	(1.24)	(0.05)	(1.23)	(0.07)	(0.15)
Pro rata share of real estate depreciation from
unconsolidated joint venture	0.01	-	0.01	-	-
Funds from operations per diluted share	$0.41	$0.43	$0.86	$0.85	$1.67
Increase	-4.7%		1.2%

*	Earnings per diluted share include the add-back of those minority interests which are convertible to shares of our common stock.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS - QUARTERLY BREAKOUT
For the quarter ended June 30, 2006
(in thousands, except per share data)
	For the three months ended
	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005

Net income	$111,347	$22,365	$17,767	$28,041	$25,143	$21,790
Adjustments:
Rental property depreciation and amortization, including discontinued operations	11,493	12,039	11,137	10,924	10,938	10,446
Gain on disposal of depreciable real estate	(92,704)	(492)	-	(6,088)	(3,757)	(1,615)
Pro rata share of real estate depreciation from unconsolidated joint venture	508	-
Minority interest	122	28	28	27	27	28

Funds from operations	$30,766	$33,940	$28,932	$32,904	$32,351	$30,649
Sequential increase (decrease)	(9.4%)	17.3%	(12.1%)	1.7%	5.6%

Earnings per diluted share*	$1.49	$0.29	$0.24	$0.37	$0.34	$0.29
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.15	0.16	0.14	0.15	0.14	0.14
Gain on disposal of depreciable real estate	(1.24)	-	-	(0.08)	(0.05)	(0.02)
Pro rata share of real estate depreciation from unconsolidated joint venture	0.01	-	-	-	-	-
Funds from operations per diluted share	$0.41	$0.45	$0.38	$0.44	$0.43	$0.41
Sequential increase (decrease)	(8.9%)	18.4%	(13.6%)	2.3%	4.9%

* Earnings per diluted share include the add-back of those minority interests which are convertible to shares of our common stock

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS AVAILABLE FOR DISTRIBUTION
For the quarter ended June 30, 2006
(in thousands, except per share data)

	For the three months ended		For the six months ended		For the year ended
	Jun 30, 2006	Jun 30, 2005	Jun 30, 2006	Jun 30, 2005	Dec 31, 2005

Funds from operations	$30,766	$32,351	$64,706	$63,000	$124,836
Adjust for certain non-cash items:
Amortization of deferred financing fees	376	370	731	749	1,512
Amortization of above/below market rent intangibles	(773)	(364)	(1,296)	(512)	(1,006)
Amortization of restricted stock and stock option expense	1,382	1,466	2,769	2,952	5,973
Straight line rents	(716)	(1,086)	(1,337)	(2,353)	(4,450)
Capitalized interest	(1,600)	(790)	(2,676)	(1,423)	(3,354)
Amortization of debt premium/discount	(193)	(1,335)	(3,079)	(2,621)	(5,159)
Pro rata share of unconsolidated joint venture adjustments	(65)	-	(65)	-	-
Total non-cash items	(1,589)	(1,739)	(4,953)	(3,208)	(6,484)

Adjust for recurring capital expenditures:
Tenant improvements	(1,127)	(2,374)	(1,838)	(2,739)	(4,935)
Leasing commissions and costs	(787)	(881)	(1,864)	(2,392)	(4,583)
Other capital expenditures	(368)	(502)	(794)	(916)	(4,583)
Pro rata share of unconsolidated joint venture expenditures	(14)	-	(14)	-	-
Total recurring capital expenditures	(2,296)	(3,757)	(4,510)	(6,047)	(14,101)

Funds available for distribution	$26,881	$26,855	$55,243	$53,745	$104,251
	0.3%		2.9%

Funds available for distribution per diluted share	$0.36	$0.36	$0.73	$0.72	$1.39
Increase	0.0%		1.4%

Cash dividends (1)	$95,850	$21,426	$118,603	$43,001	$87,272

(1) Dividend amount includes a $1.00 special dividend paid on June 30, 2006.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS AVAILABLE FOR DISTRIBUTION - QUARTERLY BREAKOUT
For the quarter ended June 30, 2006
(in thousands, except per share data)
For the three months ended

	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005

Funds from operations	$30,766	$33,940	$28,932	$32,904	$32,351	$30,649
Adjust for certain non-cash items:
Amortization of deferred financing fees	376	355	391	372	370	379
Amortization of above/below market rent intangibles	(773)	(523)	(254)	(240)	(364)	(148)
Amortization of restricted stock and stock option expense	1,380	1,387	1,498	1,523	1,466	1,486
Straight line rents	(648)	(621)	(940)	(1,157)	(1,086)	(1,267)
Capitalized interest	(1,600)	(1,076)	(1,055)	(876)	(790)	(633)
Amortization of debt premium/discount	(193)	(2,886)	(1,264)	(1,274)	(1,335)	(1,286)
Pro rate share of unconsolidated joint venture adjustments	(65)	-	-	-	-	-
Total non-cash items	(1,523)	(3,364)	(1,624)	(1,652)	(1,739)	(1,469)

Adjust for recurring capital expenditures:
Tenant improvements	(1,127)	(711)	(572)	(1,624)	(2,374)	(365)
Leasing commissions and costs	(787)	(1,077)	(1,094)	(1,097)	(881)	(1,511)
Other capital expenditures	(368)	(426)	(686)	(386)	(502)	(414)
Pro rate share of unconsolidated joint venture expenditures	(14)	-	-	-	-	-
Total recurring capital expenditures	(2,296)	(2,214)	(2,352)	(3,107)	(3,757)	(2,290)

Funds available for distribution	$26,947	$28,362	$24,956	$28,145	$26,855	$26,890
Sequential increase (decrease)	(5.0%)	13.6%	(11.3%)	4.8%	(0.1%)

Funds available for distribution per diluted share	$0.36	$0.37	$0.33	$0.37	$0.36	$0.36
Sequential increase (decrease)	(2.7%)	12.1%	(10.8%)	2.8%	-

Cash dividends (1)	$95,850	$22,753	$22,588	$21,683	$21,575	$21,426

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
As of

	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005
Assets
Properties
Income producing	$1,742,017	$1,737,809	$1,661,243	$1,644,783	$1,488,652	$1,911,819
Less: accumulated depreciation	(127,293)	(119,522)	(111,031)	(102,620)	(86,123)	(104,718)
Rental property	1,614,724	1,618,287	1,550,212	1,542,163	1,402,529	1,807,101
Construction in progress and land held for development	128,767	102,784	64,202	57,950	52,818	50,026
Property held for sale	9,827	281,579	282,091	287,099	432,936	9,199
Properties, net	1,753,318	2,002,650	1,896,505	1,887,212	1,888,283	1,866,326

Cash and cash equivalents	3,424	2,216	102	-	-	-
Cash held in escrow	44,460	-	-	3,308	-	-
Accounts and other receivables, net	14,207	19,139	17,600	13,978	12,643	10,204
Securities	81,074	85,336	67,588	27,601	52,303	44,593
Goodwill	13,092	11,982	12,013	12,007	13,807	13,807
Investment in and advances to unconsolidated joint venture	209	285	285	273	273	273
Other assets	54,123	58,949	57,940	59,233	48,060	57,446

Total	$1,963,907	$2,180,557	$2,052,033	$2,003,612	$2,015,369	$1,992,649

Liabilities and stockholders' equity
Liabilities
Mortgage notes payable	$366,699	$378,922	$392,480	$391,801	$389,907	$488,817
Mortgage notes payable related to properties held for sale	-	54,186	54,445	57,745	64,296	-
Unsecured revolving credit facilities	47,000	115,000	93,165	39,000	179,387	144,763
Unsecured senior notes payable	538,999	589,052	465,404	465,532	347,310	345,165
Payable for securities	-	-	-	-	4,774	-
Total debt	952,698	1,137,160	1,005,494	954,078	985,674	978,745
Unamortized premium/discount on notes payable	11,898	12,041	15,830	17,093	18,984	20,318
Total notes payable	964,596	1,149,201	1,021,324	971,171	1,004,658	999,063

Accounts payable and other liabilities	55,926	52,531	56,555	62,115	53,446	48,787
Total liabilities	1,020,522	1,201,732	1,077,879	1,033,286	1,058,104	1,047,850

Minority interest	989	989	1,425	1,457	1,437	1,417

Stockholders' equity	942,396	977,836	972,729	968,869	955,828	943,382

Total	$1,963,907	$2,180,557	$2,052,033	$2,003,612	$2,015,369	$1,992,649

EQUITY ONE, INC. AND SUBSIDIARIES
UNCONSOLIDATED JOINT VENTURE BALANCE SHEET
(in thousands, except per share data)

	As of	As of
	Jun 30, 2006	Dec 31, 2005
Assets
Properties
Income producing	$361,478	$-
Less: accumulated depreciation	(1,192)	-
Rental property	360,286	-
Land held for sale	-	1,055
Construction in progress and land held for development	15,513	-
Properties, net	375,799	1,055

Cash and cash equivalents	13,231	-
Accounts and other receivables, net	1,093	-
Other assets	17,763	-

Total	$407,886	$1,055

Liabilities and joint venture's equity
Liabilities
Mortgage notes payable	$312,200	$-
Accounts payable and other liabilities	9,120	-
Total liabilities	321,320	-

Joint Venture's equity	86,566	1,055

Total	$407,886	$1,055

Note:	EQYInvest LLC was formed on April 26, 2006 upon the sale of the 29 Texas properties. Equity One has a 20% ownership interest in the entity.

Parcel F LLC held a parcel of land that was sold in April 2006. Equity One had a 50% ownership interest in the entity.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED DEBT SUMMARY
As of June 30, 2006
(in thousands)

Percent of total indebtedness
	Maturity		Jun 30, 2006	Dec 31, 2005
Debt Instrument	date	Rate (1)	balance	balance

Mortgage debt
Medford	03/01/06	8.690%	$-	$5,206	0.00%
Plymouth	03/01/06	8.690%	-	3,805	0.00%
Swampscott	03/01/06	8.690%	-	2,262	0.00%
Colony Plaza (2)	04/25/06	7.540%	-	2,932	0.00%
Forestwood (2)	04/25/06	5.070%	-	6,961	0.00%
Highland Square (2)	04/25/06	8.870%	-	3,847	0.00%
Parkwood (2)	04/25/06	7.280%	-	6,015	0.00%
Richwood (2)	04/25/06	7.280%	-	3,099	0.00%
Westgate Marketplace (2)	04/25/06	4.880%	-	29,159	0.00%
Minyards (2)	04/25/06	8.320%	-	2,432	0.00%
Walden Woods	05/03/06	7.875%	-	2,148	0.00%
Crossroads Square	06/01/06	8.440%	-	12,123	0.00%
Rosemeade	12/01/07	8.295%	2,990	3,031	0.31%
Commonwealth	02/15/08	7.000%	2,443	2,510	0.25%
Mariners Crossing	03/01/08	7.080%	3,252	3,280	0.34%
Pine Island/Ridge Plaza	07/01/08	6.910%	23,990	24,195	2.49%
North Port Shopping Center	02/08/09	6.650%	3,846	3,902	0.40%
Prosperity Centre	03/01/09	7.875%	5,413	5,624	0.56%
Ibis Shopping Center	09/01/09	6.730%	5,397	5,497	0.56%
Tamarac Town Square	10/01/09	9.190%	5,979	6,029	0.62%
Park Promenade	02/01/10	8.100%	6,135	6,173	0.64%
Skipper Palms	03/01/10	8.625%	3,474	3,493	0.36%
Jonathan's Landing	05/01/10	8.050%	2,813	2,832	0.29%
Bluff's Square	06/01/10	8.740%	9,864	9,914	1.02%

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED DEBT SUMMARY
As of June 30, 2006
(in thousands)

Percent of total indebtedness
	Maturity		Jun 30, 2006	Dec 31, 2005
Debt Instrument	date	Rate (1)	balance	balance

Kirkman Shoppes	06/01/10	8.740%	$9,315	$9,362	0.97%
Ross Plaza	06/01/10	8.740%	6,497	6,529	0.67%
Boynton Plaza	07/01/10	8.030%	7,302	7,345	0.76%
Pointe Royale	07/15/10	7.950%	3,873	4,015	0.40%
Shops at Skylake	08/01/10	7.650%	13,667	13,874	1.42%
Parkwest Crossing	09/01/10	8.100%	4,610	4,636	0.48%
Spalding Village	09/01/10	8.190%	9,722	9,899	1.01%
Charlotte Square	02/01/11	9.190%	3,442	3,479	0.36%
Forest Village	04/01/11	7.270%	4,361	4,389	0.45%
Boca Village	05/01/11	7.200%	8,063	8,114	0.84%
MacLand Pointe	05/01/11	7.250%	5,695	5,731	0.59%
Pine Ridge Square	05/01/11	7.020%	7,137	7,184	0.74%
Sawgrass Promenade	05/01/11	7.200%	8,063	8,115	0.84%
Presidential Markets	06/01/11	7.650%	26,717	26,872	2.77%
Lake Mary	11/01/11	7.250%	23,866	24,011	2.47%
Lake St. Charles	11/01/11	7.130%	3,766	3,790	0.39%
Belfair Towne Village	12/01/11	7.320%	10,871	10,984	1.13%
Marco Town Center	01/01/12	6.700%	8,325	8,413	0.86%
Riverside Square	03/01/12	9.190%	7,412	7,474	0.77%
Cashmere Corners	11/01/12	5.880%	4,975	5,032	0.52%
Eastwood	11/01/12	5.880%	5,928	5,996	0.61%
Meadows Shopping Center	11/01/12	5.870%	6,229	6,301	0.65%
Sparkleberry Square (3)	11/30/12	6.170%	6,458	6,526	0.67%
Lutz Lake	12/01/12	6.280%	7,500	7,500	0.78%
Alafaya Village	11/11/13	5.990%	4,118	-	0.43%

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED DEBT SUMMARY
As of June 30, 2006
(in thousands)

Percent of total indebtedness
	Maturity		Jun 30, 2006	Dec 31, 2005
Debt Instrument	date	Rate (1)	balance	balance

Summerlin Square	02/01/14	6.750%	$3,171	$3,326	0.33%
Bird Ludlum	02/15/15	7.680%	8,688	9,035	0.90%
Treasure Coast Plaza	04/01/15	8.000%	4,082	4,238	0.42%
Shoppes of Silverlakes	07/01/15	7.750%	2,372	2,460	0.25%
Grassland Crossing	12/01/16	7.870%	5,567	5,657	0.58%
Mableton Crossing	08/15/18	6.850%	3,907	3,961	0.41%
Sparkleberry Square (3)	06/30/20	6.750%	7,460	7,618	0.77%
BridgeMill	05/05/21	7.940%	9,128	9,221	0.95%
Westport Plaza	08/24/23	7.490%	4,733	4,782	0.49%
Chastain Square	02/28/24	6.500%	3,664	3,719	0.38%
Daniel Village	02/28/24	6.500%	4,005	4,064	0.42%
Douglas Commons	02/28/24	6.500%	4,772	4,842	0.49%
Fairview Oaks	02/28/24	6.500%	4,516	4,583	0.47%
Madison Centre	02/28/24	6.500%	3,664	3,718	0.38%
Paulding Commons	02/28/24	6.500%	6,220	6,312	0.64%
Siegen Village	02/28/24	6.500%	4,047	4,107	0.42%
Wesley Chapel Crossing	02/28/24	6.500%	3,195	3,242	0.33%

Total mortgage debt (54 loans)	5.4 years	7.30%	366,699	446,925	38.02%
Net interest premium/discount	(wtd-avg maturity)	(wtd-avg interest rate )	9,435	11,006	0.98%
Total mortgage debt (including net interest premium/discount)			$376,134	$457,931	38.99%

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED DEBT SUMMARY
As of June 30, 2006
(in thousands)

Percent of total indebtedness
	Maturity		Jun 30, 2006	Dec 31, 2005
Debt Instrument	date	Rate (1)	balance	balance

Unsecured senior notes payable
7.77% senior notes	04/01/06	7.770%	$-	$50,000	0.00%
7.25% senior notes	08/15/07	7.250%	75,000	75,000	7.78%
3.875% senior notes (4)	04/15/09	3.875%	200,000	200,000	20.73%
Fair value of $100MM fixed-to-floating interest rate swap (4)	04/15/09	6-month Libor + 0.4375%	(6,001)	(4,596)	(0.62%)
7.84% senior notes	01/23/12	7.840%	25,000	25,000	2.59%
5.375% senior notes	10/15/15	5.375%	120,000	120,000	12.44%
6.00% senior notes	09/15/16	6.000%	125,000	-	12.96%

Total unsecured senior notes payable	5.9 years	5.491%	538,999	465,404	55.88%
Net interest premium/discount	(wtd-avg maturity)	(wtd-avg interest rate)	2,463	4,824	0.26%
Total unsecured senior notes payable (including net interest premium/discount)			$541,462	$470,228	56.13%

Revolving credit facilities
$275MM Wells Fargo Unsecured	01/17/09	5.686%	47,000	93,000	4.87%
$5MM City National Bank Unsecured	05/11/07	NA	-	165	0.00%
Total revolving credit facilities			$47,000	$93,165	4.87%

Total debt			952,698	1,005,494	98.77%
Net interest premium/discount			11,898	15,830	1.23%
Total debt (including net interest premium/discount)			$964,596	$1,021,324	100.00%

Senior Unsecured Debt Ratings
Moody's			Baa3 (Positive)	Baa3 (Stable)
S&P			BBB- (Positive)	BBB- (Stable)

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED DEBT MATURITIES
As of June 30, 2006
(in thousands)

	Secured Debt		Unsecured Debt
Maturity schedule by year	Scheduled amortization	Balloon payments	Revolving Credit Facilities (6)	Senior Notes (4)(7)	Total	Percent of debt maturing

2006	$4,509	$-	$-	$75,000	$79,509	8.3%
2007	9,563	2,864	-	-	12,427	1.3%
2008	9,815	28,474	-	-	38,289	4.0%
2009	9,634	17,926	47,000	200,000	274,560	28.6%
2010	8,879	69,594	-	-	78,473	8.2%
2011	7,456	93,433	-	-	100,889	10.5%
2012	6,195	40,056	-	25,000	71,251	7.4%
2013	5,771	3,556	-	-	9,327	1.0%
2014	5,666	-	-	-	5,666	0.6%
2015	4,192	30	-	120,000	124,222	13.0%
Thereafter	29,102	9,984	-	125,000	164,086	17.1%
Total	$100,782	$265,917	$47,000	$545,000	$958,699	100.0%

(1)	The rate in effect on June 30, 2006.

(2)	Repaid as part of the sale of the 29 Texas properties.

(3)	Sparkleberry Square is encumbered by two separate mortgages.

(4)
$100,000 of the outstanding balance has been swapped to a floating interest rate based on six-month LIBOR in arrears, plus 0.4375%. The indicated rate and weighted average rate for the unsecured notes does not reflect the effect of the interest rate swap.

(5)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options may be available.

(6)	Excludes the adjustment attributable to the fair value of the associated interest rate swap.

EQUITY ONE, INC. AND SUBSIDIARIES
UNCONSOLIDATED JOINT VENTURE DEBT SUMMARY
As of June 30, 2006
(in thousands)

	Equity	Maturity		Jun 30, 2006	Dec 31, 2005
Debt Instrument	Ownership	date	Rate (1)	balance	balance

Mortgage notes payable
Fixed rate notes (EQYInvest Texas LLC)	20%	04/06/16	5.734%	$248,400	$-
Variable rate notes (EQYInvest Texas LLC)	20%	04/06/08	5.334%	63,800	-

Total mortgage notes payable		8.0 years	5.652%	$312,200	$-
		(wtd-avg maturity)	(wtd-avg interest rate)
Equity One's pro-rata share of debt				$62,440	$-

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of June 30, 2006

			Total				Super market anchor				Average
		Year	square		number				name		base rent
		built /	footage	Percent	of tenants		owned	shadow	expiration	Other	per leased
Property	City	renovated	owned	leased	leased	vacant	SF	SF	date	anchor tenants	SF
											____________
ALABAMA (2)

Madison Centre	Madison	1997	64,837	97.5%	12	1	37,912		Publix	Rite Aid	$ 9.59
									(6/1/2017)
West Gate Plaza	Mobile	1974 / 1985	64,378	96.2%	6	3	44,000		Winn-Dixie	Rite Aid	7.00
									(7/19/2015)

TOTAL SHOPPING CENTERS ALABAMA (2)			129,215	96.9%	18	4	81,912	-			$ 8.31

FLORIDA (78)

Central Florida (11)

Alafaya Commons	Orlando	1987	123,133	100.0%	29	0	54,230		Publix	Blockbuster	12.15
									(11/30/2007)

Alafaya Village	Orlando	1986	39,477	86.7%	14	1		53,979	Super Saver		16.11

Conway Crossing	Orlando	2002	76,321	100.0%	18	0	44,271		Publix		11.99
									(4/30/2022)

Eastwood	Orlando	1997	69,037	100.0%	13	0	51,512		Publix		11.58
									(11/1/2017)

Eustis Square	Eustis	1983 / 1997 / 2004	126,791	96.9%	23	2	15,872		Save-a-Lot	Accent Marketing, Goodwill, Fred's Store	5.91
									(5/31/2013)

Kirkman Shoppes	Orlando	1973	88,820	100.0%	30	0				Party Depot	17.33

Lake Mary	Orlando	1988 / 2001	342,384	98.4%	67	18	63,139		Albertsons	Kmart, Lifestyle Fitness, Sunstar Movie Theatres	11.58
									(6/30/2012)

Park Promenade	Orlando	1987 / 2000	125,818	100.0%	26	0	55,000		Publix*	Orange County Library, Blockbuster, Goodwill	8.72
									(2/9/2007)

Town & Country	Kissimmee	1993	72,043	100.0%	13	0	52,883		Albertsons		7.68
									(10/31/2018)

Unigold	Winter Park	1987	117,527	97.1%	24	1	52,500		Winn-Dixie	Blockbuster, Lifestyle Family Fitness	11.01
									(4/30/2007)

Walden Woods	Plant City	1985 / 1998, 2003	75,874	82.9%	12	2				Dollar Tree, Aaron Rents, Dollar General	6.82

North Florida (12)

Atlantic Village	Atlantic Beach	1984 / 1998	100,559	100.0%	25	0	39,795		Publix	JoAnn Fabrics, Dollar Tree	11.02
									(10/31/2008)

Beauclerc Village	Jacksonville	1962 / 1988	70,429	86.9%	10	1				Big Lots, Goodwill, Bealls Outlet	8.15

Commonwealth	Jacksonville	1984 / 1998	81,467	94.0%	14	2	48,997		Winn-Dixie/Save Rite		8.46
									(2/28/2018)

Forest Village	Tallahassee	2000	71,526	90.5%	12	5	37,866		Publix		10.46
									(4/30/2020)

Ft. Caroline	Jacksonville	1985 / 1995	74,546	96.2%	11	2	45,500		Winn-Dixie	Citi Trends	7.29
									(5/31/2015)

Mandarin Landing	Jacksonville	1976 / 2000	141,565	84.8%	28	9	34,400		Publix	Office Depot	10.09
									(2/14/2007)

Medical & Merchants	Jacksonville	1993	152,761	96.9%	14	3	55,999		Publix	Memorial Health Group, Blockbuster	12.26
									(2/10/2013)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of June 30, 2006

				Total				Super market anchor				Average
			Year	square		number				name		base rent
			built /	footage	Percent	of tenants		owned	shadow	expiration	Other	per leased
Property		City	renovated	owned	leased	leased	vacant	SF	SF	date	anchor tenants	SF
												____________
	Middle Beach	Panama City Beach	1994	69,277	100.0%	9	0	56,077		Publix	Movie Gallery	$ 9.62
										(9/30/2014)

	Monument Point	Jacksonville	1985 / 1997	75,128	100.0%	12	0	46,772		Winn-Dixie	CVS Pharmacy	6.88
										(3/27/2010)

	Oak Hill	Jacksonville	1985 / 1997	78,492	100.0%	19	0	39,795		Publix	Beall's	7.02
										(3/11/2010)

	Parkmore Plaza	Milton	1986	159,093	100.0%	13	0				Bealls, Big Lots	4.58

	Pensacola Plaza	Pensacola	1985	56,098	100.0%	3	0	42,848		FoodWorld		4.61
										(12/31/2009)

South Florida / Atlantic Coast (30)

	Bird Ludlum	Miami	1988 / 1998	192,282	100.0%	43	0	44,400		Winn-Dixie	CVS Pharmacy, Blockbuster, Goodwill, Bird Executive Suites	15.38
										(12/31/2007)

	Boca Village	Boca Raton	1978	93,428	96.6%	19	2	36,000		Publix	CVS Pharmacy	15.54
										(3/31/2012)

	Boynton Plaza	Boynton Beach	1978 / 1999	99,324	100.0%	29	0	37,664		Publix	CVS Pharmacy, Hollywood Video	11.56
										(8/31/2008)

	Countryside Shops	Cooper City	1986, 1988, 1991	179,561	95.6%	42	4	39,795		Publix	CVS Pharmacy, Stein Mart	12.82
										(12/4/2010)

**	Crossroads Square	Pembroke Pines	1973	270,206	98.6%	25	2				Lowe's, CVS Pharmacy, 99 Cent Stuff	7.95

	CVS Plaza	Miami	2004	29,204	100.0%	8	0				CVS Pharmacy	16.49

	El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	0				Jumbo Buffet	15.94

	Homestead Gas Station	Homestead	1959	2,136	100.0%	1	0					21.34

	Greenwood	Palm Springs	1982, 1994	132,325	95.9%	34	4	50,032		Publix	Bealls Outlet, World Savings Bank	12.29
										(12/5/2014)

	Lago Mar	Miami	1995	82,613	93.9%	19	1	42,323		Publix		13.12
										(9/13/2015)

	Lantana Village	Lantana	1976 / 1999	181,780	100.0%	26	0	39,473		Winn-Dixie	Kmart, Rite Aid* (Family Dollar), Hollywood Video	7.32
										(2/15/2011)

	Meadows	Miami	1997	75,524	100.0%	20	0	47,955		Publix		13.00
										(7/9/2017)

	Oakbrook Square	Palm Beach Gardens	1974 / 2000, 2003	212,074	92.7%	28	2	44,400		Publix	Stein Mart, TJ Maxx/Home Goods, CVS, Basset Furniture, Duffy's Sports Bar	16.03
										(11/30/2020)

	Pine Island	Davie	1983 / 1999	254,907	98.7%	46	1	39,943		Publix	Home Depot Expo, Bealls Outlet	10.47
										(11/30/2013)

	Pine Ridge Square	Coral Springs	1986 / 1998, 1999	117,399	97.4%	33	3	17,441		Fresh Market	Bed Bath & Beyond, Off Main Furniture, Blockbuster	14.00
										(6/30/2009)

	Plaza Alegre	Miami	2003	91,611	97.4%	19	2	44,271		Publix	Goodwill, Blockbuster	14.86
										(3/14/2023)

	Point Royale	Miami	1970 / 2000	209,863	94.6%	23	2	45,350		Winn-Dixie	Best Buy, CVS Pharmacy* (Anna's Linens)	6.88
										(2/18/2011)

	Prosperity Centre	Palm Beach Gardens	1993	122,106	100.0%	9	0				Office Depot, Barnes & Noble, Bed Bath & Beyond, Carmine's, TJ Maxx	15.68

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of June 30, 2006

			Total				Super market anchor				Average
		Year	square		number				name		base rent
		built /	footage	Percent	of tenants		owned	shadow	expiration	Other	per leased
Property	City	renovated	owned	leased	leased	vacant	SF	SF	date	anchor tenants	SF
											____________
Ridge Plaza	Davie	1984 / 1999	155,204	100.0%	29	0	(see Pine Island)			AMC Theater, Kabooms, Wachovia* (United Collection), Sofa Kings, Round Up	$ 9.80

Riverside Square	Coral Springs	1987	107,941	94.6%	33	3	39,795		Publix	Tuesday Morning	13.75
									(2/18/2007)

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	97.0%	28	1	36,464		Publix	Walgreens, Blockbuster	11.47
									(12/15/2009)

Sheridan	Hollywood	1973 / 1991	455,843	98.4%	64	2	65,537		Publix	CVS Pharmacy, Ross, Bed Bath & Beyond, Blockbuster, Office Depot, AMC Theater, LA Fitness	14.06
									(10/9/2011)

Shoppes of Ibis	West Palm Beach	1999	79,420	100.0%	18	0	51,420		Publix		12.91
									(4/30/2019)

Shoppes of Silverlakes	Pembroke Pines	1995, 1997	126,788	100.0%	40	0	47,813		Publix	Blockbuster	16.75
									(6/14/2015)

Shops at Skylake	North Miami Beach	1999-2005	280,943	99.2%	48	2	51,420		Publix	Goodwill, L.A. Fitness, Blockbuster	15.85
									(7/31/2019)

Tamarac Town Square	Tamarac	1987	127,635	93.1%	35	5	37,764		Publix	Dollar Tree	11.14
									(12/15/2014)

Waterstone	Homestead	2005	82,531	100.0%	13	0	45,600		Publix	Walgreens	15.09
									(7/31/2025)

West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	0	46,216		Winn-Dixie	Navarro Pharmacy	11.48
									(10/31/2016)

Westport Plaza	Davie	2002	40,212	100.0%	6	0	27,887		Publix	Blockbuster	16.92
									(11/30/2022)

Young Circle	Hollywood	1962 / 1997	65,834	96.7%	8	2	23,124		Publix	Walgreens	15.55
									(11/30/2016)

Florida Treasure Coast (7)

Bluffs Square	Jupiter	1986	132,395	99.5%	46	1	39,795		Publix	Walgreens	13.03
									(10/22/2011)

Cashmere Corners	Port St. Lucie	2001	89,234	100.0%	17	0	59,448		Albertsons		8.51
									(4/30/2025)

Jonathan's Landing	Jupiter	1997	26,820	100.0%	12	0		53,850	Albertsons	Blockbuster	19.27

New Smyrna Beach	New Smyrna Beach	1987	118,451	100.0%	34	0	42,112		Publix	Walgreens* (Bealls Outlet), Bealls Home Outlet, Blockbuster	10.31
									(9/30/2007)

Old King Commons	Palm Coast	1988	84,759	100.0%	19	0				Wal-Mart* (Bealls Outlet)	8.35

Ryanwood	Vero Beach	1987	114,925	100.0%	32	0	39,795		Publix	Bealls Outlet, Books-A-Million	10.16
									(3/23/2017)

Salerno Village	Stuart	1987	79,903	96.8%	17	3	45,802		Winn-Dixie	CVS Pharmacy	10.60
									(3/23/2024)

Florida West Coast (18)

Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	95.6%	20	4	52,610		Publix	Bealls Outlet, West Marine	9.77
									(11/30/2021)

Carrollwood	Tampa	1970 / 2002	94,203	86.1%	28	7	27,887		Publix	Floors Today	12.30
									(11/30/2022)

Charlotte Square	Port Charlotte	1980	96,188	100.0%	24	0				American Signature Furniture, Seafood Buffet	8.51

Chelsea Place	New Port Richey	1992	81,144	100.0%	18	0	48,890		Publix	CVS Pharmacy	11.41
									(5/27/2012)

Dolphin Village	St. Pete Beach	1967 / 1990	138,129	93.7%	40	6	33,238		Publix	Dollar Tree, CVS	10.27
									(11/07/2013)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of June 30, 2006

			Total				Super market anchor				Average
		Year	square		number				name		base rent
		built /	footage	Percent	of tenants		owned	shadow	expiration	Other	per leased
Property	City	renovated	owned	leased	leased	vacant	SF	SF	date	anchor tenants	SF
											____________
Lake St. Charles	Tampa	1999	57,015	100.0%	8	0	46,295		Sweet Bay		$ 9.94
									(6/30/2019)

Lutz Lake	Lutz	2002	64,985	100.0%	15	0	44,270		Publix		14.00
									(5/31/2022)

Marco Town Center	Marco Island	2001	109,830	100.0%	42	0	27,887		Publix	West Marine	16.95
									(1/31/2018)

Mariners Crossing	Spring Hill	1989 / 1999	91,608	100.0%	15	0	48,315		Kash n' Karry		9.09
									(8/15/2020)

Pavilion	Naples	1982	167,745	92.3%	39	3	50,795		Publix	Pavillion 6 Theatre, Anthony's	14.96
									(2/28/2013)

Regency Crossing	Port Richey	1986 / 2001	85,864	85.7%	17	8	44,270		Publix		10.31
									(2/28/2021)

Ross Plaza	Tampa	1984 / 1996	85,359	93.1%	16	3				Ross Dress for Less, Laminate Kingdom	10.27

Seven Hills	Spring Hill	1991	64,590	96.1%	11	1	48,890		Publix		9.68
									(9/25/2011)

Shoppes of North Port	North Port	1991	84,705	98.6%	21	1	48,890		Publix	Bealls Outlet	10.12
									(12/11/2011)

Skipper Palms	Tampa	1984	88,000	87.8%	13	4	53,440		Winn-Dixie		9.12
									(5/31/2016)

Summerlin Square	Fort Myers	1986 / 1998	109,156	80.2%	18	10	45,500		Winn-Dixie	West Marine	10.40
									(6/4/2011)

Venice Plaza	Venice	1971/ 1979 / 1999	148,779	88.3%	14	2	42,582		Sweet Bay	TJ Maxx/Home Goods, Blockbuster	5.70
									(9/30/2018)

Venice Shopping Center	Venice	1968 / 2000	111,934	98.1%	14	1	44,271		Publix	Beall's Outlet, Dollar Tree, Wachovia Bank	5.54
									(12/31/2026)

TOTAL SHOPPING CENTERS FLORIDA (78)			8,904,406	96.8%	1,763	138	2,774,525	107,829			$ 11.35

GEORGIA (24)

Atlanta (19)

BridgeMill	Canton	2000	89,102	95.3%	28	3	37,888		Publix		15.02
									(1/31/2020)

Butler Creek	Acworth	1990	95,597	97.1%	18	1	59,997		Kroger		10.90
									(6/30/2018)

Chastain Square	Atlanta	1981 / 2001	91,637	100.0%	28	0	37,366		Publix		16.83
									(5/31/2024)

Commerce Crossing	Commerce	1988	105,188	58.3%	8	3	32,000		Ingles	Fred's Store	4.75
									(9/26/2009)

Douglas Commons	Douglasville	1988	97,027	100.0%	16	0	59,431		Kroger		10.27
									(8/31/2013)

Fairview Oaks	Ellenwood	1997	77,052	98.7%	12	1	54,498		Kroger	Blockbuster	11.35
									(9/30/2016)

Grassland Crossing	Alpharetta	1996	90,906	93.2%	11	3	70,086		Kroger		11.66
									(6/30/2016)

Hairston Center	Decatur	2000	13,000	38.5%	4	5					15.25

Hamilton Ridge	Buford	2002	89,496	95.3%	18	2	54,166		Kroger		12.96
									(11/30/2022)

Mableton Crossing	Mableton	1997	86,819	98.6%	16	1	63,419		Kroger		10.33
									(8/31/2017)

Macland Pointe	Marietta	1992-1993	79,699	98.5%	16	1	55,999		Publix		9.76
									(12/29/2012)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of June 30, 2006

			Total		number		Super market anchor				Average
		Year	square						name		base rent
		built /	footage	Percent	of tenants		owned	shadow	expiration	Other	per leased
Property	City	renovated	owned	leased	leased	vacant	SF	SF	date	anchor tenants	SF
											____________
Market Place	Norcross	1976	77,706	96.5%	20	3				Peachtree Cinema	$ 11.10

Paulding Commons	Dallas	1991	192,391	93.2%	24	7	49,700		Kroger	Kmart	7.91
									(2/28/2011)

Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	100.0%	28	0	55,520		Kroger	Cost Plus Store, Binders Art Supplies	15.94
									(5/31/2010)

Powers Ferry Plaza	Marietta	1979, 1987 / 1998	86,473	96.0%	22	2				Micro Center	10.58

Presidential Markets	Snellville	1993-2000	396,408	98.2%	33	2	56,146		Publix	Bed Bath & Beyond, GAP, TJ Maxx, Shoe Carnival, Borders, Ross Dress for Less, Marshalls, Carmike Cinema, Office Depot	10.48
									(12/31/2019)

Shops of Huntcrest	Lawrenceville	2003	97,040	100.0%	26	0	54,340		Publix		13.61
									(1/31/2023)

West Towne Square	Rome	1988	89,596	77.0%	10	8				Big Lots	5.24

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	100.0%	27	0					18.54

Central Georgia (3)

Daniel Village	Augusta	1956 / 1997	171,932	95.9%	36	3	45,971		Bi-Lo	Eckerd, St. Joseph Home Health Care	8.23
									(3/25/2022)

Spalding Village	Griffin	1989	235,318	69.0%	22	6	59,431		Kroger	JC Penney*, Blockbuster, Fred's Store	7.74
									(5/31/2014)

Walton Plaza	Augusta	1990	43,460	100.0%	8	0	32,960		Harris Teeter* (Omni Fitness)		9.61
									(4/1/2011)

South Georgia (2)

Colony Square	Fitzgerald	1987	50,000	75.2%	3	4	32,200		Food Lion* (Harvey's)		5.80
									(12/31/2007)

McAlpin Square	Savannah	1979	176,807	93.2%	24	3	43,600		Kroger	US Post Office, Big Lots, In Fashion Menswear Outlet	7.60
									(8/31/2015)

TOTAL SHOPPING CENTERS GEORGIA (24)			2,729,821	91.8%	458	58	954,718	-			$ 10.56

LOUISIANA (14)

Ambassador Row	Lafayette	1980, 1991	193,978	82.5%	23	3				Conn's Appliances, Big Lots, Chuck E Cheese, Goody's	9.06

Ambassador Row Courtyard	Lafayette	1986, 1991 / 2005	146,697	94.5%	22	1				Bed Bath & Beyond, Marshall's, Hancock Fabrics, United Training Academy	10.52

Bluebonnet Village	Baton Rouge	1983	96,195	92.6%	18	3	33,387		Matherne's	Ace Hardware	8.75
									(11/30/2010)

Boulevard	Lafayette	1976, 1994	68,012	94.9%	12	2				Piccadilly, Harbor Freight Tools, Golfballs.com	7.64

Country Club Plaza	Slidell	1982 / 1994	64,686	100.0%	10	0	33,387		Winn-Dixie	Dollar General	6.07
									(1/31/2008)

Crossing	Slidell	1988, 1993	113,989	97.4%	14	1	58,432		Save A Center	A-1 Home Appliance, Piccadilly	5.79
									(9/29/2009)

Elmwood Oaks	Harahan	1989	133,995	95.7%	10	1				Academy Sports, Dollar Tree, Home Décor	9.40

Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	0				Grand Marche	0.14

Plaza Acadienne	Eunice	1980	105,419	52.6%	6	2	28,092		Super 1 Store	Fred's	4.17
									(6/30/2010)

Sherwood South	Baton Rouge	1972, 1988, 1992	77,107	100.0%	9	0				Burke's Outlet, Harbor Freight Tools, Blockbuster, Fred's Store	6.88

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of June 30, 2006

			Total				Super market anchor				Average
		Year	square		number				name		base rent
		built /	footage	Percent	of tenants		owned	shadow	expiration	Other	per leased
Property	City	renovated	owned	leased	leased	vacant	SF	SF	date	anchor tenants	SF
											____________
Siegen Village	Baton Rouge	1988	170,416	100.0%	20	0				Office Depot, Big Lots, Dollar Tree, Stage, Party City	$ 8.50

Tarpon Heights	Galliano	1982	56,605	96.5%	8	1				CVS Pharmacy, Stage, Dollar General	4.90

Village at Northshore	Slidell	1988	144,638	97.8%	12	2				Marshalls, Dollar Tree, Kirschman's*, Bed Bath & Beyond, Office Depot	8.39

Wal-Mart Mathews	Mathews	1985	54,223	100.0%	1	0				Wal-Mart	2.90

TOTAL SHOPPING CENTERS LOUISIANA (14)			1,626,545	92.8%	166	16	153,298	-			$ 6.80

MASSACHUSETTS (6)

Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	0	66,108		Star Market		26.89
									(1/2/2016)

Medford Shaw's Supermarket	Medford	1995	60,356	100.0%	1	0	60,356		Shaw's		24.04
									(1/1/2016)

Plymouth Shaw's Supermarket	Plymouth	1993	59,726	100.0%	1	0	59,726		Shaw's		17.77
									(1/1/2016)

Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	0	100,741		Star Market		17.36
									(1/2/2016)

Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	0	35,907		Whole Foods		21.00
									(1/1/2016)

West Roxbury Shaw's Plaza	West Roxbury	1973 / 1995	76,316	97.2%	10	2	54,928		Shaw's		23.58
									(1/2/2016)

TOTAL SHOPPING CENTERS MASSACHUSETTS (6)			399,154	99.5%	15	2	377,766	-			$ 21.52

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	100.0%	8	0				Big Lots, Buffalo Wild Wings Gill & Bar	5.30

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	8	0	0	-			$ 5.30

NORTH CAROLINA (9)

Centre Pointe Plaza	Smithfield	1989	163,642	93.7%	21	3				Belk's, Goody's, Dollar Tree, Aaron Rents	6.27

Galleria	Wrightsville Beach	1986, 1990	92,114	93.8%	33	3	28,000		Harris Teeter	Eckerd	9.43
									(4/5/2006)

Parkwest Crossing	Durham	1990	85,602	94.9%	16	1	38,052		Food Lion		10.29
									(12/14/2010)

Plaza North	Hendersonville	1986	47,240	78.9%	7	3				CVS Pharmacy	6.80

Riverview Shopping Center	Durham	1973 / 1995	127,498	96.5%	11	2	53,538		Kroger	Upchurch Drugs, Blockbuster, Riverview Galleries	7.29
									(12/31/2014)

Salisbury Marketplace	Salisbury	1987	79,732	96.9%	19	1	31,762		Food Lion		10.23
									(2/11/2023)

Shelby Plaza	Shelby	1972	103,200	100.0%	9	0				Big Lots, Aaron Rents, Burke's Outlet, Tractor Supply Company	3.87

Thomasville Commons	Thomasville	1991	148,754	98.1%	11	2	32,000		Ingles	Kmart, CVS Pharmacy	5.83
									(9/29/2012)

Willowdaile Shopping Center	Durham	1986	121,376	81.0%	19	8	53,368		Harris Teeter	Hall of Fitness	10.09
									(5/14/2009)

TOTAL SHOPPING CENTERS NORTH CAROLINA (9)			969,158	93.5%	146	23	236,720	-			$ 7.50

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of June 30, 2006

			Total				Super market anchor				Average
		Year	square		number				name		base rent
		built /	footage	Percent	of tenants		owned	shadow	expiration	Other	per leased
Property	City	renovated	owned	leased	leased	vacant	SF	SF	date	anchor tenants	SF
											____________
SOUTH CAROLINA (8)

Belfair Towne Village	Bluffton	2000-2003	125,389	100.0%	29	0	55,696		Kroger	Blockbuster	$ 14.28
									(10/31/2019)

Lancaster Plaza	Lancaster	1971 / 1990	77,400	24.8%	1	3	19,200		Bi-Lo		3.50
									(9/30/2010)

Lancaster Shopping Center	Lancaster	1963, 1987	29,047	100.0%	2	0				Sweet Union Furniture	2.07

North Village Center	North Myrtle Beach	1984	60,356	96.8%	11	2	24,806		Bi-Lo	Dollar General, Gold's Gym	8.58
									(5/31/2009)

Sparkleberry Square	Columbia	1997 / 2004	339,051	99.9%	26	1	67,943		Kroger	Kohl's, Ross Dress for Less, Circuit City, Bed Bath & Beyond, Petsmart, Pier One	11.27
									(8/31/2017)

Spring Valley	Columbia	1978 / 1997	75,415	96.8%	16	2	45,070		Bi-Lo		9.20
									(12/31/2017)

Windy Hill	North Myrtle Beach	1968 / 1988	67,265	100.0%	4	0				Rose's Store, Family Dollar Store	5.99

Woodruff	Greenville	1995	68,055	100.0%	10	0	47,955		Publix	Blockbuster	10.26
									(8/6/2015)

TOTAL SHOPPING CENTERS SOUTH CAROLINA (8)			841,978	92.5%	99	8	260,670	-			$ 10.28

TENNESSEE (1)

Smyrna Village	Smyrna	1992	83,334	98.3%	11	1	59,214		Kroger		8.31
									(2/29/2012)

TOTAL SHOPPING CENTERS TENNESSEE (1)			83,334	98.3%	11	1	59,214	-			$ 8.31

TEXAS (1)

Rosemeade	Carrollton	1986	51,231	33.4%	8	10				Blockbuster	12.68

TOTAL SHOPPING CENTERS TEXAS (1)			51,231	33.4%	8	10	0	-			$ 12.68

VIRGINA (1)

Smyth Valley Crossing	Marion	1989	126,841	97.8%	12	2	32,000		Ingles	Wal-Mart	5.82
									(9/25/2010)

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	97.8%	12	2	32,000	-			$ 5.82

TOTAL CORE SHOPPING CENTER PORTFOLIO (145)			15,928,540	95.0%	2,704	262	4,930,823	107,829			$ 10.63

DEVELOPMENTS & REDEVELOPMENTS (17)

Brookside Plaza	Enfield, CT	1985	210,787	77.9%	24	4	59,648		Shaw's	Walgreens, Marshalls*, Staples, Old Country Buffet, Blockbuster	10.94
									(8/31/2010)

Chapel Trail Plaza	Pembroke Pines, FL	1996	56,378	8.3%	3	1					24.67

Chestnut Square	Brevard, NC	1985	40,710	40.6%	5	3				Dollar General	8.63

Deep Creek Land	Fairburn, GA	TBD	101.0 Acres

Hunters Creek	Orlando, FL	1998	68,032	24.7%	8	1					18.19

Providence Square	Charlotte, NC	1973	85,930	93.8%	20	5	35,702		Harris Teeter*	Eckerd	8.10
									(4/30/2006)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of June 30, 2006

				Total				Super market anchor				Average
			Year	square		number				name		base rent
			built /	footage	Percent	of tenants		owned	shadow	expiration	Other	per leased
Property		City	renovated	owned	leased	leased	vacant	SF	SF	date	anchor tenants	SF
												____________
**	River Green	Canton, GA	2008 Development	11.2 acres

	Shops at St. Lucie	Port St. Lucie, FL	2006 Development	27,361	18.2%	3	10					$ 21.01

	South Beach	Jacksonville Beach, FL	1990, 1991	289,964	83.5%	42	8					10.32

	Stanley Market Place	Stanley, NC	1980, 1987	40,400	29.7%	2	1				Family Dollar	4.02

**	Sunlake Development Parcel	Tampa, FL	TBD	155.0 acres

	Sunpoint Shopping Center	Ruskin, FL	1984	132,374	72.2%	21	4					9.05

	Treasure Coast	Vero Beach	1983	133,781	52.8%	22	3				TJ Maxx	11.54

	Waterlick Plaza	Lynchburg, VA	TBD	8.0 acres

	Wesley Chapel Crossing	Decatur, GA	1989	170,792	38.6%	17	9	32,000		Ingles*	CVS Pharmacy	8.06
										(9/25/2009)

	Westridge	McDonough, GA	2006	66,297	66.7%	5	16	38,997		Publix		13.44
										(4/30/2026)

	Winchester Plaza	Huntsville, AL	2006 Development	33.0 acres

TOTAL DEVELOPMENTS & REDEVELOPMENTS (17)				1,322,806	61.9%	172	65	166,347	-			$ 10.35

TOTAL RETAIL PROPERTIES (162)				17,251,346	92.4%	2,876	327	5,097,170	107,829			$ 10.61

OTHER PROPERTIES (7)

	4101 South I-85 Industrial	Charlotte, NC	1956, 1963	188,513	38.0%	2	7					1.86

	Banco Popular Office Building	Miami, FL	1971	32,737	100.0%	21	0					22.66

	Commonwealth II	Jacksonville, FL		53,598	0.0%	0	1

	Laurel Walk Apartments	Charlotte, NC	1985	106,480	97.5%	96	2					7.53

	Mandarin Mini-storage	Jacksonville, FL	1982	52,880	94.8%	506	28

	Pinhook Office Building	Lafayette, LA	1979, 1992	4,406	0.0%	0	2

	Prosperity Office Building	Palm Beach Gardens, FL	1972	3,200	0.0%	0	1

TOTAL CONSOLIDATED PROPERTIES (169)				17,693,160	91.6%	3,501	368	5,097,170	107,829			$ 10.55

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of June 30, 2006

			Total				Super market anchor				Average
		Year	square		number				name		base rent
		built /	footage	Percent	of tenants		owned	shadow	expiration	Other	per leased
Property	City	renovated	owned	leased	leased	vacant	SF	SF	date	anchor tenants	SF
											____________
UNCONSOLIDATED PROPERTIES (29)

TEXAS (29)

Dallas (11)

Creekside	Arlington	1997 / 1998	104,964	100.0%	19	0	60,932		Kroger	Hollywood Video	$ 12.19
									(11/30/2021)

DeSoto Shopping Center	DeSoto	1996	69,090	100.0%	5	0	58,960		Tom Thumb	Blockbuster	9.66
									(11/15/2021)

Green Oaks	Arlington	1983	65,091	61.0%	21	13		58,000	Kroger		11.00

Melbourne Plaza	Hurst	1983	47,517	92.9%	16	2					11.75

Minyards	Garland	2000	65,295	100.0%	2	0	58,695		Minyards/Sack N Save		6.12
									(4/30/2020)

Parkwood	Plano	1985	81,590	82.6%	16	4		62,000	Albertsons	Planet Pizza	13.45

Richwood	Richardson	1984	54,871	90.4%	23	4		61,877	Albertsons	Blockbuster	12.83

Southlake Village	Southlake	1996	118,092	85.3%	17	5	60,932		Kroger		12.68
									(10/31/2021)

Sterling Plaza	Irving	1989	65,765	96.7%	15	1				Bank One, Irving City Library, 99 Cent Only Store	13.92

Townsend Square	Desoto	1990	146,953	82.6%	27	8		60,349	Albertsons	Bealls, Victory Gym, Dollar General, Desoto Children's Academy	8.99

Village by the Park	Arlngton	1988	44,523	100.0%	10	0				Petco, Movie Trading	17.48

HOUSTON (15)

Barker Cypress	Houston	1999	66,945	83.1%	10	7	41,320		H.E.B.		12.31
									(1/31/2014)

Beechcrest	Houston	1981 / 2001	90,647	100.0%	15	0	40,345		Randall's*	Walgreens*	8.69
									(6/24/2016)

Benchmark Crossing	Houston	1986	58,384	100.0%	5	0				Bally's Fitness	13.40

Colony Plaza	Sugarland	1997	26,513	100.0%	15	0					19.00

Copperfield	Houston	1994	137,884	97.3%	33	2				JoAnn Fabrics, Dollar Tree, 24 Hour Fitness	12.53

Forestwood	Houston	1993	88,760	92.2%	13	3	59,334		Kroger	Blockbuster	11.05
									(7/31/2013)

Grogan's Mill	The Woodlands	1986	118,517	98.1%	24	2	56,558		Randall's* (99¢ Store)	Petco, Blockbuster	12.33
									(6/24/2016)

Highland Square	Sugarland	1998	64,171	99.7%	27	1					17.70

Kirkwood Bissonnet	Houston	1999	15,542	50.9%	6	3		63,000	Kroger		16.53

Market at First Colony	Sugarland	1988	107,301	98.1%	33	1		62,000	Kroger	TJ Maxx, CVS Pharmacy	16.21

Mason Park	Katy	1998	161,297	97.2%	38	2		58,890	Kroger	Walgreens* (Eloise Collectibles), Palais Royal, Petco, Alamo Cimema	10.14

Mission Bend	Houston	1980 / 1999	131,575	84.0%	21	6	46,112		Randall's*	Remarkable Furniture	8.54
									(6/24/2016)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of June 30, 2006

			Total				Super market anchor				Average
		Year	square		number				name		base rent
		built /	footage	Percent	of tenants		owned	shadow	expiration	Other	per leased
Property	City	renovated	owned	leased	leased	vacant	SF	SF	date	anchor tenants	SF
											____________
Spring Shadows	Houston	1999	106,995	94.9%	16	2	65,161		H.E.B.		$ 9.78
									(4/30/2023)

Steeplechase	Jersey Village	1985	105,152	90.0%	20	5	56,208		Randall's		10.95
									(6/24/2016)

Westgate	Houston	1996 / 1998	298,354	97.4%	23	2	75,154		H.E.B.	Kohl's, Oshman's Sporting Goods, Office Max, Pier One Imports	11.65
									(12/31/2015)

SAN ANTONIO (3)

Bandera Festival	San Antonio	1989	195,438	92.6%	32	7				Beall's, Big Lots, Burke's Outlet, Dollar Tree, FWL Furniture	8.94

Blanco Village	San Antonio	2000	108,325	100.0%	16	0	74,627		H.E.B.		16.28
									(4/30/2015)

Wurzbach	San Antonio	1979	59,771	97.2%	2	1				Travis Associates	1.97

TOTAL UNCONSOLIDATED PROPERTIES (29)			2,805,322	93.1%	520	81	754,338	426,116			$ 11.51

GRAND TOTAL (198)			20,498,482	91.8%	4,021	449	5,851,508	533,945			$ 10.68

Total square footage does not include shadow anchor square footage which is not owned or controlled by Equity One.
*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

**	Indicates a portion of this property is classified as held for sale as of June 30, 2006.

EQUITY ONE, INC. AND SUBSIDIARIES
ANNUAL MINIMUM RENT BY STATE
As of June 30, 2006

State	Count	Total SF	# Leased	# Vacant	Leased %	AMR

Florida
South Florida / Atlantic Coast	31	4,142,911	777	39	96.6%	$50,902,213
Florida West Coast	19	1,915,594	394	54	92.2%	18,387,599
Other Florida	34	3,553,791	691	72	92.4%	33,102,540
Florida- subtotal	84	9,612,296	1,862	165	94.2%	102,392,352
Georgia	26	2,966,910	480	83	88.2%	27,581,117
Louisiana	14	1,626,545	166	16	92.8%	10,271,707
Massachusetts	6	399,154	15	2	99.5%	8,542,101
South Carolina	8	841,978	99	8	92.5%	8,008,549
North Carolina	12	1,136,198	173	32	89.3%	7,637,943
Texas	30	2,856,553	528	91	92.1%	6,231,676
Connecticut	1	210,787	24	4	77.9%	1,796,869
Alabama	2	129,215	18	4	96.9%	1,039,898
Virginia	1	126,841	12	2	97.8%	722,281
Tennessee	1	83,334	11	1	98.3%	680,965
Mississippi	1	66,857	8	0	100.0%	354,078

Total	186	20,056,668	3,396	408	92.5%	$175,259,536

Note: Excludes five development parcels and seven non-retail properties. The 29 unconsolidated Texas properties reflect full property statistics and pro-rata share of AMR.

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
For the three months ended June 30, 2006

Renewals
			Average	Average	Annualized
		Average	Expiring	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent psf	Rent

78	289,460	3,711	$12.32	$12.95	$3,749,677

			% Increase psf	5.2%

			Net Increase (AMR)		$183,892

New Leases
				Average	Annualized
		Average		New	Minimum
# of Leases	Square Feet	Size		Rent psf	Rent

86	265,397	3,086		$13.45	$3,570,051

Lost Leases
			Average		Annualized
		Average	Expiring		Minimum
# of Leases	Square Feet	Size	Rent psf		Rent

57	224,578	3,940	$10.17		$2,283,702

Net Absorption	40,819	New Leases - Lost Leases

Leasing Spread	32.3%	New Leases versus Lost Leases (rate psf)

				Net AMR Gain	$1,470,240

Note Excludes 29 unconcolidated properties, five development parcels and seven non-retail properties.

EQUITY ONE, INC. AND SUBSIDIARIES
OCCUPANCY STATISTICS
As of June 30, 2006

Note: Reflects those properties held in the core portfolio at the end of each indicated quarter.

Note: Reflects 131 properties owned by Equity One in each of the previous eight quarters.

EQUITY ONE, INC. AND SUBSIDIARIES
SAME PROPERTY OCCUPANCY STATISTICS - STATE BREAKOUT
As of June 30, 2006

Note: Consolidated properties reflect 131 properties owned by Equity One in each of the previous eight quarters. Unconsolidated properties reflect properties owned in each of the previous eight quarters.
(1) Reflects one consolidated property in Texas.

EQUITY ONE, INC. AND SUBSIDIARIES
TENANT CONCENTRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of June 30, 2006

Tenant	Number of stores	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot

Top ten tenants
Publix	51	2,238,355	13.0%	$16,611,140	9.8%	$7.42
Albertsons/Shaw's	9	578,977	3.4%	8,512,332	5.0%	14.70
Kroger	14	809,689	4.7%	6,551,754	3.9%	8.09
Winn Dixie	13	594,537	3.4%	4,106,169	2.4%	6.91
Blockbuster	25	145,424	0.8%	2,358,133	1.4%	16.22
TJX Companies	9	275,658	1.6%	2,340,942	1.4%	8.49
Bed Bath & Beyond	7	227,689	1.3%	2,209,820	1.3%	9.71
CVS Pharmacy	16	166,178	1.0%	1,850,822	1.1%	11.14
K-Mart Corporation	4	343,617	2.0%	1,699,705	1.0%	4.95
Office Depot, Inc.	6	165,943	1.0%	1,699,027	1.0%	10.24

Sub-total top ten tenants	154	5,546,067	32.1%	$47,939,844	28.3%	$8.64

Remaining tenants	2,722	10,402,425	60.3%	121,305,036	71.7%	11.66

Sub-total all tenants	2,876	15,948,492	92.4%	169,244,880	100.0%	$10.61

Vacant	327	1,302,854	7.6%	NA	NA	NA

Total including vacant	3,203	17,251,346	100.0%	$169,244,880	100.0%	$9.81

Note Excludes 29 unconcolidated properties, five development parcels and seven non-retail properties.

EQUITY ONE, INC. AND SUBSIDIARIES
TENANT CONCENTRATION SCHEDULE
CONSOLIDATED AND UNCONSOLIDATED PROPERTIES (AT FULL AMR)
As of June 30, 2006

Tenant	Number of stores	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot

Top ten tenants
Publix	51	2,238,355	11.2%	$16,611,140	8.3%	$7.42
Albertsons/Shaw's	9	578,977	2.9%	8,512,332	4.3%	14.70
Kroger	17	990,887	4.9%	8,101,971	4.1%	8.18
Winn Dixie	13	594,537	3.0%	4,106,169	2.1%	6.91
Blockbuster	32	187,410	0.9%	3,027,888	1.5%	16.16
H.E. Butt Grocery	4	256,262	1.3%	2,775,355	1.4%	10.83
TJX Companies	10	300,878	1.5%	2,528,817	1.3%	8.40
Bed Bath & Beyond	7	227,689	1.1%	2,209,820	1.1%	9.71
CVS Pharmacy	18	183,533	0.9%	2,056,618	1.0%	11.21
Safeway/Randalls	5	258,183	1.3%	1,927,503	0.9%	7.47

Sub-total top ten tenants	166	5,816,711	29.0%	$51,857,613	26.0%	$8.92

Remaining tenants	3,230	12,744,559	63.5%	147,460,549	74.0%	11.57

Sub-total all tenants	3,396	18,561,270	92.5%	199,318,162	100.0%	$10.74

Vacant	408	1,495,398	7.5%	NA	NA	NA

Total including vacant	3,804	20,056,668	100.0%	$199,318,162	100.0%	$9.94

Note: Excludes five development parcels and seven non-retail properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of June 30, 2006

ALL TENANTS
Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	131	330,030	1.9%	$ 3,211,870	1.8%	9.73
2006	345	844,717	4.9%	11,008,973	6.3%	13.03
2007	583	1,902,460	11.0%	22,417,748	12.8%	11.78
2008	576	1,688,472	9.8%	22,486,826	12.9%	13.32
2009	442	1,810,326	10.5%	20,891,946	11.9%	11.54
2010	360	1,725,603	10.0%	19,384,484	11.1%	11.23
2011	186	1,500,757	8.7%	14,516,700	8.3%	9.67
2012	39	868,676	5.0%	6,719,319	3.8%	7.74
2013	34	602,083	3.5%	5,651,514	3.2%	9.39
2014	30	719,769	4.2%	5,582,444	3.2%	7.76
2015	30	451,993	2.6%	4,722,698	2.7%	10.45
Thereafter	120	3,503,606	20.2%	38,249,570	22.0%	10.92

Sub-total / average	2,876	15,948,492	92.4%	$ 174,844,092	100.0%	$ 10.96

Vacant	327	1,302,854	7.6%	NA	NA	NA

Total / average	3,203	17,251,346	100.0%	$ 174,844,092	100.0%	$ 10.14

Note Excludes 29 unconcolidated properties, five development parcels and seven non-retail properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of June 30, 2006

ANCHOR TENANTS (SF >= 10,000)
Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	4	90,246	0.8%	$ 536,948	0.7%	$ 5.95
2006	7	180,306	1.6%	932,178	1.1%	5.17
2007	27	747,070	6.7%	4,676,489	5.7%	6.26
2008	21	531,307	4.8%	3,536,867	4.3%	6.66
2009	34	970,826	8.7%	5,983,883	7.3%	6.16
2010	42	943,887	8.5%	6,129,236	7.5%	6.49
2011	37	1,141,747	10.2%	7,734,303	9.5%	6.77
2012	20	787,166	7.1%	5,039,895	6.2%	6.40
2013	15	533,716	4.8%	4,255,651	5.2%	7.97
2014	15	661,561	5.9%	4,415,767	5.4%	6.67
2015	13	393,588	3.5%	3,416,151	4.2%	8.68
Thereafter	73	3,366,311	30.3%	34,982,936	42.9%	10.39

Sub-total / average	308	10,347,731	92.8%	$ 81,640,304	100.0%	$ 7.89

Vacant	22	800,835	7.2%	NA	NA	NA

Total / average	330	11,148,566	100.0%	$ 81,640,304	100.0%	$ 7.32

Note Excludes 29 unconcolidated properties, five development parcels and seven non-retail properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of June 30, 2006

LOCAL TENANTS (SF < 10,000)
Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	127	239,784	3.9%	$ 2,674,922	2.9%	$ 11.16
2006	338	664,411	10.9%	10,076,795	10.8%	15.17
2007	556	1,155,390	18.9%	17,741,259	19.0%	15.36
2008	555	1,157,165	19.0%	18,949,959	20.3%	16.38
2009	408	839,500	13.8%	14,908,063	16.0%	17.76
2010	318	781,716	12.7%	13,255,248	14.2%	16.96
2011	149	359,010	5.9%	6,782,397	7.3%	18.89
2012	19	81,510	1.3%	1,679,424	1.8%	20.60
2013	19	68,367	1.1%	1,395,863	1.5%	20.42
2014	15	58,208	1.0%	1,166,677	1.3%	20.04
2015	17	58,405	0.9%	1,306,547	1.4%	22.37
Thereafter	47	137,295	2.2%	3,266,634	3.5%	23.79

Sub-total / average	2,568	5,600,761	91.8%	$ 93,203,788	100.0%	$ 16.64

Vacant	305	502,019	8.2%	NA	NA	NA

Total / average	2,873	6,102,780	100.0%	$ 93,203,788	100.0%	$ 15.27

Note Excludes 29 unconcolidated properties, five development parcels and seven non-retail properties.

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of June 30, 2006
(in thousands, except square footage data)

Project	Location	Project Description	Target Completion Date	Estimated Cost Including Land	Funded as of 06/30/2006	Balance to Complete

Developments
Shops at St. Lucie	Port St. Lucie, FL	Lease up a 19,361 sf retail center, adjacent to our Cashmere Corners.		$ 3,264	$ 2,989	$ 275
Westridge	McDonough, GA	Completed 66,297 sf Publix anchored center and currently leasing the balance of the space.		3,146	2,430	716
Winchester Plaza	Huntsville, AL	Near term completion of a supermarket anchored center.	Third Quarter 2006	10,226	8,644	1,582
Subtotal - Developments				16,636	14,063	2,573

Major Redevelopments
Brookside Plaza	Enfield, CT	Redeveloping existing shopping center and reconfigure 25,000 sf of the exisitng center.		5,297	3,430	1,867
Chapel Trail	Pembroke Pines, FL	Reconfigure 51,703 sf of the exisitng center.		8,183	8,183	-
Chestnut Square	Brevard, NC	Redeveloping existing shopping center.		4,549	1,787	2,762
Hunters Creek	Orlando, FL	Reconfigure the former Winn Dixie space into mult-tenant retail.		5,520	5,520	-
South Beach Regional	Jacksonville Beach, FL	Reconfigure 29,000 sf of the exisitng center.		3,593	2,843	750
Stanley Market Place	Stanley, NC	Reconfigure the former Winn Dixie into a new Food Lion and add 7,000 sq ft of retail space.		5,483	996	4,487
Spalding	Griffin, GA	Reconfigure 66,146 sf of the exisitng center.		2,421	2,421	-
Sunpoint	Ruskin, FL	Reconfigure 30,295 sf of the exisitng center.		1,676	1,676	-
Treasure Coast	Vero Beach, FL	Reconfigure 59,450 sf of the exisitng center.		4,671	4,671	-
Wesley Chapel	Decatur, GA	Reconfigure the former WalMart space into multi-tenant space; prospecting for new tenants .		4,939	4,939	-
Subtotal - Major Redevelopments				46,332	36,466	9,866

Out parcels/ Other Developments/Expansions
Belfair Towne Village	Bluffton, SC	Adding 41,250 sq ft of retail space to existing property.	Fourth quarter 2006	4,664	2,157	2,507
Bluebonnet	Baton Rouge, LA	Lease up 11,408 sq ft of retail on an out parcel at an existing property.		732	594	138
Deep Creek	Fairburn, GA	101 acre mixed-use development project.	TBD	8,086	8,086	-
Dolphin Village	St Pete Beach, FL	Future mixed-use development.	TBD	10,864	10,864	-
Piedmont Peachtree	Buckhead, GA	Future mixed-use development.	TBD	14,843	14,843	-
River Green	Canton, GA	9.2 acres held for future developemnt. Prospecting for tenant(s).	TBD	2,708	2,708	-
Riverview	Durham, NC	Construction of additional 5,000 sq ft out parcel building has commenced.		770	417	353
Seven Hills	Spring Hill, FL	Construction of additional 8,400 sq ft of retail space to existing property.		1,390	1,132	258
Sunlake	Tampa, FL	155 acre mixed-use development project.	TBD	22,603	14,637	7,966
West Roxbury	West Roxbury, MA	Leaswe up new 8,000 sq ft out parcel building.		871	455	416
Windy Hill	North Myrtle Beach, SC	Lease up new 4,000 sq ft out parcel building.		212	212	-
Young Circle	Hollywood, FL	Future mixed-use development.	TBD	10,274	10,274	-
Subtotal - Out parcels/ Other Developments/Expansions				78,017	66,379	11,638
All other development activity				12,022	11,859	163
Total - Development Activity				$ 153,007	$ 128,767	$ 24,240

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
As of June 30, 2006
(in thousands, except square foot data)

2006 Acquisition Activity

Date Purchased	Property Name	City	State	Square Feet/ Acres	Purchase Price

Jan. 4, 2006	Dolphin Village	St. Pete Beach	FL	138,129	$ 28,000
Jan. 12, 2006	Brookside Plaza	Enfield	CT	210,787	28,500
Jan. 26, 2006	Commonwealth II	Jacksonville	FL	53,598	600
Mar. 3, 2006	Piedmont Peachtree Crossing	Buckhead	GA	152,239	47,950
Mar. 20, 2006	Prosperity Office Building	Palm Beach Gardens	FL	3,200	1,400
Apr. 20, 2006	Alafaya Village	Orlando	FL	39,477	6,638
May 5, 2006	Sunpoint Shopping Center	Ruskin	FL	132,374	7,500
May 10, 2006	Chapel Trail Plaza	Pembroke Pines	FL	56,378	8,900
Jun. 23, 2006	Deep Creek Land	Fairburn	GA	101 Acres	8,000

Total					$ 137,488

2006 Disposition Activity

Date Sold	Property Name	City	State	Square Feet/ Acres	Gross Sales Price	Gain on Sale

Mar. 27, 2006	Scottsville Square	Bowling Green	KY	38,450	$ 2,500	$ 478
Apr. 25, 2006	Sutherland Lumber	Marble Falls	TX	53,571	2,000	3
Apr. 26, 2006	29 property portifolio	Various	TX	2,805,322	371,659	87,081
May 2, 2006	Hedwig	Houston	TX	69,504	13,350	5,634

Sale of income producing property					389,509	93,196

Feb. 7, 2006	Westridge out parcel	McDonough	GA	1.0 Acre	875	314
Apr. 10, 2006	Westridge out parcel	McDonough	GA	1.0 Acre	583	205
Apr. 26, 2006	6 Texas land parcels	Various	TX		15,513	5,082

Sale of non-depreciable property					16,971	5,601

Total					$ 406,480	$ 98,797

Properties Held for Sale as of June 30, 2006

	Property Name	City	State

**	Crossroads (Lowe's)	Pembroke Pines	FL
**	Sunlake land parcel	Tampa	FL
**	River Green land parcel	Canton	GA

*	Equity One retained an unconsolidated 20% interest in these properties.
**	Indicates a portion of this property is held for sale.

EQUITY ONE, INC. AND SUBSIDIARIES
ANALYST COVERAGE
As of June 30, 2006

BB&T Capital Markets	Bear Stearns & Co. Inc.	BMO Capital Markets
Stephanie M. Krewson	Ross Smotrich	Paul Adornato
804-782-8784	212-272-8046	212-885-4170

Rob Whittemore	Amy L. Young, CFA
804-782-8796	212-272-3523

Deutsche Bank Securities Inc.	Friedman Billings Ramsey	JP Morgan Securities Inc.	Merrill Lynch
Louis W. Taylor	Paul Morgan	Michael W. Meuller, CFA	Craig Schmidt
212-250-4912	703-469-1255	212-622-6689	212-449-1944

Christeen Kim	Michael Blank	Joseph Dazio	Steve Sakwa
212-250-6771	703-469-1115	212-622-6416	212-449-0335

	Ron She	Bradley Kritzer
	703-312-9683	212-449-1167

Miller Tabak & Co., LLC	Raymond James & Assoc.	Royal Bank of Canada	Stifel, Nicolaus & Co.
Tom Mitchell	Paul D. Puryear	Richard Moore	David M. Fick, CPA
518-523-3261	727-567-2253	216-378-7625	410-454-5018

	Ken Avalos		Nathen Isbee
	727-567-2660		410-454-4143